COLUMBIA FUNDS SERIES TRUST I

Supplement dated March 1, 2011

to the Prospectuses dated March 1, 2011 of each of the following funds:

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

(each, a “Selling Fund”)

Shareholders of the Selling Funds have approved an Agreement and Plan of Reorganization, which provides for the merger of the Selling Fund into Columbia Intermediate Municipal Bond Fund (the “Buying Fund”). This merger, which is expected to be a tax-free reorganization for U.S. federal income tax purposes, is currently anticipated to occur on or about June 3, 2011 (the date on which the merger occurs, the “Reorganization Date”).

In connection with these mergers, the following rules and policies will apply:

Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares

New Accounts

New account applications for the purchase of shares of a Selling Fund received in good order will be accepted through the close of business on the Reorganization Date. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on its Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund.

Purchases, Exchanges and Redemptions of Shares of a Selling Fund

Purchases, exchanges and redemptions of shares of a Selling Fund will continue to be accepted through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.

Systematic Investment Plan and Systematic Withdrawal Plan Transactions

If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to the Buying Fund.

Important Note

Because each Selling Fund will merge into the Buying Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to or after the Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain a fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.

Shareholders should retain this Supplement for future reference.

C-1026-1 A (3/11)

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